UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2021

DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	05/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2008

Annual Report to Shareholders

DWS Health Care Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods due to the activities and financial prospects of individual companies, or due to general market conditions. Some funds have more risk than others. The fund may also focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2008

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2007 are 1.56%, 2.42%, 2.31% and 1.09% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class A and B shares and for the 5-year and Life of Fund periods shown for Institutional Class shares reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of DWS Health Care Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/08
DWS Health Care Fund	1-Year	3-Year	5-Year	10-Year
Class A	-2.17%	7.12%	9.19%	8.97%
Class B	-2.96%	6.26%	8.28%	8.07%
Class C	-2.91%	6.32%	8.34%	8.11%
S&P 500® Index+	-6.70%	7.57%	9.77%	4.21%
S&P® Goldman Sachs Healthcare Index++	-9.72%	3.65%	6.76%	5.73%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 5/31/08
DWS Health Care Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-1.71%	7.59%	9.62%	2.86%
S&P 500 Index+	-6.70%	7.57%	9.77%	2.57%
S&P Goldman Sachs Healthcare Index++	-9.72%	3.65%	6.76%	.89%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.
Net Asset Value Information and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/08	$ 24.20	$ 22.54	$ 22.63	$ 25.08
5/31/07	$ 27.14	$ 25.64	$ 25.72	$ 27.90
Distribution Information: Twelve Months as of 5/31/08: Capital Gain Distributions	$ 2.48	$ 2.48	$ 2.48	$ 2.48
Class A Lipper Rankings — Health/Biotechnology Funds Category as of 5/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	46	of	127	36
3-Year	25	of	100	25
5-Year	23	of	93	25

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Health Care Fund — Class A [] S&P 500 Index+ [] S&P Goldman Sachs Healthcare Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/08
DWS Health Care Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,220	$11,584	$14,627	$22,246
	Average annual total return	-7.80%	5.02%	7.90%	8.32%
Class B	Growth of $10,000	$9,440	$11,798	$14,788	$21,722
	Average annual total return	-5.60%	5.66%	8.14%	8.07%
Class C	Growth of $10,000	$9,709	$12,018	$14,923	$21,813
	Average annual total return	-2.91%	6.32%	8.34%	8.11%
S&P 500 Index+	Growth of $10,000	$9,330	$12,446	$15,941	$15,100
	Average annual total return	-6.70%	7.57%	9.77%	4.21%
S&P Goldman Sachs Healthcare Index++	Growth of $10,000	$9,028	$11,137	$13,866	$17,453
	Average annual total return	-9.72%	3.65%	6.76%	5.73%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The S&P Goldman Sachs Healthcare Index is an unmanaged, market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Health Care Fund — Institutional Class [] S&P 500 Index+ [] S&P Goldman Sachs Healthcare Index++

Yearly periods ended May 31
Comparative Results as of 5/31/08
DWS Health Care Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$982,900	$1,245,500	$1,582,600	$1,232,700
	Average annual total return	-1.71%	7.59%	9.62%	2.86%
S&P 500 Index+	Growth of $1,000,000	$933,000	$1,244,600	$1,594,100	$1,207,400
	Average annual total return	-6.70%	7.57%	9.77%	2.57%
S&P Goldman Sachs Healthcare Index++	Growth of $1,000,000	$902,800	$1,113,700	$1,386,600	$1,068,300
	Average annual total return	-9.72%	3.65%	6.76%	.89%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The S&P Goldman Sachs Healthcare Index is an unmanaged, market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2007 is 1.34% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class S shares reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 5/31/08
DWS Health Care Fund	1-Year	3-Year	5-Year	10-Year
Class S	-1.91%	7.39%	9.44%	9.24%
S&P 500 Index+	-6.70%	7.57%	9.77%	4.21%
S&P Goldman Sachs Healthcare Index++	-9.72%	3.65%	6.76%	5.73%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/08	$ 24.70
5/31/07	$ 27.58
Distribution Information: Twelve Months as of 5/31/08: Capital Gain Distributions	$ 2.48
Class S Lipper Rankings — Health/Biotechnology Funds Category as of 5/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	42	of	127	33
3-Year	23	of	100	23
5-Year	20	of	93	22
10-Year	8	of	31	25

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Health Care Fund — Class S [] S&P 500 Index+ [] S&P Goldman Sachs Healthcare Index++

Yearly periods ended May 31
Comparative Results as of 5/31/08
DWS Health Care Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,809	$12,384	$15,697	$24,204
	Average annual total return	-1.91%	7.39%	9.44%	9.24%
S&P 500 Index+	Growth of $10,000	$9,330	$12,446	$15,941	$15,100
	Average annual total return	-6.70%	7.57%	9.77%	4.21%
S&P Goldman Sachs Healthcare Index++	Growth of $10,000	$9,028	$11,137	$13,866	$17,453
	Average annual total return	-9.72%	3.65%	6.76%	5.73%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The S&P Goldman Sachs Healthcare Index is an unmanaged, market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B and Class S shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2007 to May 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 943.20	$ 939.20	$ 939.80	$ 944.60	$ 945.30
Expenses Paid per $1,000*	$ 7.58	$ 11.49	$ 10.96	$ 5.98	$ 5.06
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,017.20	$ 1,013.15	$ 1,013.70	$ 1,018.85	$ 1,019.80
Expenses Paid per $1,000*	$ 7.87	$ 11.93	$ 11.38	$ 6.21	$ 5.25
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Health Care Fund	1.56%	2.37%	2.26%	1.23%	1.04%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Health Care Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Health Care Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Leefin Lai, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2001, previously serving as an analyst of biotechnology for Salomon Smith Barney and Paine Webber and as Vice President/analyst of pharmaceuticals and biotechnology for Citigroup Global Asset Management and Scudder Kemper Investments.

• Over 14 years of investment industry experience.

• BS, MBA, University of Illinois.

Thomas E. Bucher, CFA

Managing Director of Deutsche Asset Management and Consultant to the fund.

• Head of global equity research team for Health Care sector and portfolio manager for European Equity: Frankfurt.

• Joined Deutsche Asset Management in 1995, previously serving as analyst for European Chemical, Oil, Steel and Engineering sectors and analyst/portfolio manager for Eastern European equity.

• Joined the fund in 2002.

• MA, University of Tuegingen, Germany.

In the following interview, the portfolio management team discusses DWS Health Care Fund's performance, strategy and market environment for the fund's annual period ended May 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did DWS Health Care Fund perform over its most recent fiscal year?

A: During a time of uncertainty over the state of the US economy and consumer confidence, DWS Health Care Fund posted a -2.17% total return (Class A Shares) for its most recent fiscal year ended May 31, 2008, outperforming the -6.70% return of the Standard & Poor's 500® (S&P 500) Index.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.) In addition, the fund outperformed the -5.76% average return of its peers in the Lipper Health/Biotechnology Funds category and the -9.72% return of its secondary benchmark, the S&P Goldman Sachs Healthcare Index.2,3

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2 The Lipper Health/Biotechnology Funds category includes portfolios that invest at least 65% of equity assets in shares of companies engaged in health care, medicine and biotechnology.
3 The S&P Goldman Sachs Healthcare Index is an unmanaged market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.
Index and category returns assume reinvestment of dividends. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index or category.

Q: Will you describe the most successful investment decisions during the period?

A: For the period, several holdings made meaningful contributions to fund performance. BioMarin Pharmaceutical, Inc. posted strong gains, as the company received marketing authorization from the Food and Drug Administration (FDA) for its drug Kuvan for the treatment of phenylketonuria, a rare genetic disorder caused by an enzyme deficiency. Kuvan's favorable initial reception in the marketplace suggests that the launch is proceeding well.

Two small-cap holdings, Cepheid, Inc. and NuVasive, Inc., were also top performers during the period. Cepheid's shares benefited from increasing concerns over methicillin-resistant staphylococcus aureus (MRSA) infection, a serious and growing problem, especially in the hospital/health care facilities setting. The company's Xpert™ test allows for the rapid detection of MRSA infection. NuVasive is a medical device company with a product that assists with minimally-invasive surgical treatments for the spine. The spinal products area continues to be among the fastest growth segments of the orthopedics market.

In addition, the fund's underweight positions in Pfizer, Inc. and UnitedHealth Group, Inc. relative to the benchmark contributed strongly to performance.4 Pfizer's shares declined due to ongoing investor concerns about upcoming patent expiration for its key drug Lipitor, as well as skepticism about the company's ability to continue its high dividend payout. UnitedHealth shares were negatively impacted by lower earnings forecasts among managed care companies based on higher medical cost trends.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: What investment decisions proved disappointing during the period?

A: The largest detractor from the fund's comparative performance was an underweight position in Johnson & Johnson, as the company represents a significant weighting within the fund's benchmark. Johnson & Johnson shares posted gains based on investors' view of the stock as a defensive holding given its diversified revenue base, as well as clinical data showing progress on its late-stage pharmaceutical product pipeline.

Holdings in Vanda Pharmaceuticals, Inc. also proved disappointing, as the company failed to enlist a long-awaited marketing partner for its insomnia drug. In addition, investor uncertainty over the company's financial position due to its need for additional capital, as well as uncertainty surrounding the FDA review of its schizophrenia drug Iloperidone, led to significant share price declines. We eliminated the fund's position in Vanda* during the period.

* As of May 31, 2008, the position was sold.

Q: How did you position the fund within major pharmaceutical stocks during the fund's most recent annual period?

A: We decreased the fund's weighting in major pharmaceuticals during the period, as we saw better opportunities in other health care sectors. As mentioned, an underweight position in Johnson & Johnson detracted from relative performance. However, the fund benefited meaningfully from an underweight position in Merck & Co., Inc. Merck's shares declined due to negative data from a clinical study evaluating the company's cholesterol-lowering drug Vytorin, which demonstrated that Vytorin's efficacy was no better than an existing — and inexpensive — generic drug in reducing arterial plaque. The announcement of the study results led to a dramatic decline in prescriptions for Merck's product.

Overall, we believe that the economic environment for major pharmaceuticals has become more favorable compared within the past five years, as these companies have made significant efforts to cut costs and improve research productivity. Ongoing concerns for the sector include a more stringent drug approval process initiated by the FDA based on recent safety concerns for products marketed by major pharmaceutical companies. Another issue for "major pharma" is the anticipated "patent cliff" for the sector from 2011 to 2012, when a total of $40 billion in annual sales volume for branded drugs from major pharmaceutical firms will face generic competition for the first time.

Q: How did you position the fund within biotechnology stocks during the period?

A: Within biotechnology, several of the fund's holdings performed well. As mentioned, shares of BioMarin Pharmaceutical contributed strongly to performance. In addition, shares of Alexion Pharmaceuticals, Inc. continued to move up, driven by strong sales of the company's drug Soliris for the treatment of paroxysmal nocturnal hemoglobinuria (PNH), a rare and life-threatening blood disorder. Two new holdings for the fund within the sector, Pharmion Corp.* and MGI Pharma, Inc.*, also contributed to performance, as both companies were acquired at a significant premium.

Our holdings in PDL Biopharma* and Keryx Biopharmaceuticals*, Inc. detracted from performance during the period. PDL Biopharma shares declined on news that the company was unable to find a buyer following a prolonged strategic review period. Keryx shares slumped following negative clinical study results for its drug, Sulonex, for the treatment of diabetic nephropathy (a complication of diabetes where the kidneys lose their ability to function). We sold PDL BioPharma and Keryx from the portfolio during the period.

* As of May 31, 2008, the positions were sold.

We remain optimistic about prospects for the biotechnology sector, as we expect these companies to remain leading innovators, with promising new drug treatments. In addition, we believe that major pharmaceutical companies will continue to look to the biotechnology sector for new products through licensing agreements or acquisitions.

Q: How was the fund positioned within health care services stocks?

A: The fund's weighting in health care services remained relatively unchanged. Positions in contract research organizations (CROs) and pharmacy benefit managers (PBMs) made significant contributions to returns during the period. CRO holdings Covance, Inc. and Pharmaceutical Product Development, Inc. performed well, as both companies are benefiting from the continued outsourcing trend by pharmaceutical and biotechnology companies, as well as a stronger focus on drug safety by the FDA.

In the PBM area, Express Scripts, Inc. and CVS Caremark Corp. performed strongly due to continued positive trends in this subsector, especially from the increased use of generic drugs, which are more profitable for PBMs than branded pharmaceuticals.

However, the fund's holdings in health care information technology proved disappointing. In particular, a position in Allscripts Healthcare Solutions, Inc. detracted from returns. Shares of Allscripts declined following disappointing earnings, as the increasing complexity and size of customers' orders are lengthening the company's sales and implementation cycle. We believe that long-term trends for health care information technology remain positive, as these services should increase efficiency and reduce costs in the health care system. In the near term, though, we expect the subsector's inconsistent quarterly earnings performance to persist.

Q: How did you position the fund within medical devices and supplies?

A: We increased the fund's weighting in medical devices and supplies during the period. Within the sector, holdings in diagnostics and small-cap orthopedics companies were key contributors. In the diagnostics area, as mentioned, Cepheid shares outperformed, and our position in Dade-Behring Holdings, Inc. (the fund's position was sold through a tender offer in November) proved very positive, as the company was acquired by Siemens at a significant premium.

Within small-cap orthopedics, ArthroCare Corp. contributed meaningfully to performance. The company's shares benefited from increased investor speculation concerning possible mergers and acquisitions in the orthopedics market. ArthroCare develops and markets medical devices used in soft-tissue surgery, with products for sports medicine, spine/neurological and ear, nose and throat procedures.

The fund also benefited from solid performance of shares of C.R. Bard, Inc., a diversified medical supplies company, and Alcon, Inc., a leading eye care company.

Q: How did you position the fund within specialty pharmaceutical stocks?

A: The fund's weighting within specialty pharmaceuticals remained unchanged. As mentioned, holdings in Vanda Pharmaceuticals* represented a significant detractor from performance. A positive contributor from sector holdings during the period came from Merck KGaA, a German-based company focused on pharmaceuticals and chemicals. The company's shares benefited from positive clinical data for its key cancer drug Erbitux, as well as the sale of its generics business to Mylan, Inc. for an attractive price. During the period we initiated small positions in Mylan and in another generics (drug) company, Barr Pharmaceuticals, Inc. Generics companies have been among the very few beneficiaries of the current focus on cost containment within the healthcare industry. With recent acquisitions they have made, we believe that both Mylan and Barr are well positioned to benefit from increased generic drug usage in non-US markets.

* As of May 31, 2008, the position was sold.

Q: How do you assess the market for health care stocks at present?

A: With the prospects for the US economy uncertain, we believe that investors may focus on defensive areas of the market including health care stocks going forward. However, we are mindful of the risk that news headlines surrounding the upcoming US presidential election could dampen enthusiasm for the sector, as reducing health care costs and increasing access for the uninsured are priorities for voters and candidates. Longer term, we think health care stock prices look attractive, based on positive demographic trends and the emergence of new technologies. We believe that DWS Health Care Fund is an appropriate vehicle for investors seeking to participate in the long-term growth of a diversified, but select, group of health care companies.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	5/31/08	5/31/07

Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/08	5/31/07

Pharmaceuticals: Major Pharmaceuticals	18%	25%
Specialty Pharmaceuticals	10%	9%
Medical Supply & Specialty	23%	20%
Biotechnology	22%	19%
Health Care Services	21%	24%
Life Sciences Equipment	6%	3%
	100%	100%

Asset allocation and sector diversification are subject to change

Ten Largest Equity Holdings at May 31, 2008 (27.2% of Net Assets)
1. Thermo Fisher Scientific, Inc. Manufacturer of measurement instruments that monitor, collect and analyze information for various industries	3.5%
2. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	3.3%
3. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	3.0%
4. Roche Holding AG Developer of pharmaceutical products	2.9%
5. C.R. Bard, Inc. Manufacturer of disposable medical, surgical, diagnostic and patient care devices	2.7%
6. Medtronic, Inc. Manufacturer of medical devices	2.5%
7. Johnson & Johnson Provider of health care products	2.5%
8. Becton, Dickinson & Co., Provider of healthcare equipment and supplies	2.3%
9. Celgene Corp. Producer of pharmaceuticals	2.3%
10. Abbott Laboratories Developer of health care products	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on or after the 14th day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 14th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2008

	Shares	Value ($)

Common Stocks 97.9%
Health Care 97.9%
Biotechnology 21.7%
Acorda Therapeutics, Inc.*	23,500	506,660
Alexion Pharmaceuticals, Inc.* (a)	30,400	2,169,040
Amgen, Inc.*	61,200	2,694,636
Amylin Pharmaceuticals, Inc.*	11,100	352,647
Applera Corp. — Celera Group*	81,100	1,044,568
Biogen Idec, Inc.*	58,495	3,670,561
BioMarin Pharmaceutical, Inc.*	69,300	2,645,181
Celgene Corp.*	80,358	4,890,588
Cepheid, Inc.* (a)	43,000	1,131,760
Gen-Probe, Inc.*	27,200	1,548,768
Genentech, Inc.*	53,800	3,812,806
Genmab A/S* (a)	10,600	568,193
Genzyme Corp.*	65,000	4,449,900
Gilead Sciences, Inc.*	127,000	7,025,640
Illumina, Inc.*	13,000	1,020,240
Luminex Corp.* (a)	44,200	983,008
Medarex, Inc.* (a)	57,100	497,341
Myriad Genetics, Inc.* (a)	13,900	673,038
Onyx Pharmaceuticals, Inc.*	22,600	798,684
OSI Pharmaceuticals, Inc.* (a)	13,300	469,490
Regeneron Pharmaceuticals, Inc.*	62,900	1,251,710
Rigel Pharmaceuticals, Inc.*	25,500	595,170
Savient Pharmaceuticals, Inc.* (a)	24,800	660,672
United Therapeutics Corp.* (a)	18,600	1,776,486
Vertex Pharmaceuticals, Inc.*	29,500	844,585
		46,081,372
Health Care Services 20.5%
Aetna, Inc.	63,000	2,971,080
Allscripts Healthcare Solutions, Inc.*	107,700	1,338,711
Covance, Inc.*	30,800	2,524,984
CVS Caremark Corp.	104,385	4,466,634
Express Scripts, Inc.*	45,000	3,244,950
Fresenius Medical Care AG & Co. KGaA (a)	62,523	3,484,216
Health Management Associates, Inc. "A"*	79,400	616,144
Henry Schein, Inc.*	36,400	2,028,208
Laboratory Corp. of America Holdings*	41,600	3,069,664
McKesson Corp.	67,200	3,874,080
Medco Health Solutions, Inc.*	68,652	3,326,190
Pharmaceutical Product Development, Inc.	62,000	2,741,020
Quality Systems, Inc. (a)	70,200	2,311,686
Quest Diagnostics, Inc.	61,500	3,100,215
UnitedHealth Group, Inc.	55,220	1,889,076
WellPoint, Inc.*	44,400	2,478,408
		43,465,266
Life Sciences Equipment 5.6%
Applera Corp. — Applied Biosystems Group	33,700	1,171,412
Charles River Laboratories International, Inc.*	26,500	1,703,420
Mettler-Toledo International, Inc.*	15,100	1,565,870
Thermo Fisher Scientific, Inc.*	126,700	7,477,834
		11,918,536
Medical Supply & Specialty 22.3%
Alcon, Inc.	24,100	3,783,700
Align Technology, Inc.* (a)	38,800	510,996
ArthroCare Corp.* (a)	37,700	1,662,947
Baxter International, Inc.	106,000	6,476,600
Beckman Coulter, Inc.	17,400	1,207,386
Becton, Dickinson & Co.	58,900	4,974,105
C.R. Bard, Inc.	62,000	5,654,400
Covidien Ltd.	87,200	4,367,848
Hologic, Inc.* (a)	135,200	3,248,856
Medtronic, Inc.	105,000	5,320,350
NuVasive, Inc.* (a)	40,500	1,714,365
ResMed, Inc.* (a)	25,700	1,012,323
SonoSite, Inc.* (a)	31,200	958,464
Stryker Corp.	63,200	4,079,560
Zimmer Holdings, Inc.*	33,800	2,460,640
		47,432,540
Pharmaceuticals 27.8%
Abbott Laboratories	82,900	4,671,415
Allergan, Inc.	54,900	3,163,338
Astellas Pharma, Inc.	52,800	2,233,808
Barr Pharmaceuticals, Inc.*	24,800	1,086,240
Bristol-Myers Squibb Co.	130,800	2,980,932
Cardiome Pharma Corp.* (a)	58,600	543,808
Eli Lilly & Co.	81,300	3,913,782
Forest Laboratories, Inc.*	24,700	886,977
Johnson & Johnson	78,000	5,205,720
Merck & Co., Inc.	98,200	3,825,872
Merck KGaA	24,314	3,418,002
Mylan, Inc. (a)	185,800	2,480,430
Novartis AG (Registered)	43,018	2,259,760
Pfizer, Inc.	121,550	2,353,208
Roche Holding AG (Genusschein)	35,285	6,083,679
Sanofi-Aventis (a)	17,528	1,306,466
Schering-Plough Corp.	149,000	3,039,600
Sepracor, Inc.*	47,500	1,026,475
Shire Ltd. (ADR)	42,900	2,211,924
Stada Arzneimittel AG	34,300	2,249,217
Wyeth	90,500	4,024,535
		58,965,188
Total Common Stocks (Cost $153,998,528)		207,862,902

Securities Lending Collateral 11.5%
Daily Assets Fund Institutional, 2.76% (b) (c) (Cost $24,494,236)	24,494,236	24,494,236

Cash Equivalents 1.7%
Cash Management QP Trust, 2.48% (b) (Cost $3,583,552)	3,583,552	3,583,552
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $182,076,316)+	111.1	235,940,690
Other Assets and Liabilities, Net	(11.1)	(23,665,779)
Net Assets	100.0	212,274,911
* Non-income producing security.
+ The cost for federal income tax purposes was $182,785,993. At May 31, 2008, net unrealized appreciation for all securities based on tax cost was $53,154,697. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $60,709,349 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,554,652.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2008 amounted to $23,774,463 which is 11.2% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2008
Assets
Investments: Investments in securities, at value (cost $153,998,528) — including $23,774,463 of securities loaned	$ 207,862,902
Investment in Daily Assets Fund Institutional (cost $24,494,236)*	24,494,236
Investment in Cash Management QP Trust (cost $3,583,552)	3,583,552
Total investments, at value (cost $182,076,316)	235,940,690
Foreign currency, at value (cost $93,794)	92,460
Receivable for investments sold	2,468,494
Receivable for Fund shares sold	221,114
Dividends receivable	185,555
Interest receivable	51,496
Foreign taxes recoverable	19,328
Other assets	34,372
Total assets	239,013,509
Liabilities
Payable for investments purchased	1,534,391
Payable upon return of securities loaned	24,494,236
Payable for Fund shares redeemed	207,685
Accrued management fee	142,786
Other accrued expenses and payables	359,500
Total liabilities	26,738,598
Net assets, at value	$ 212,274,911
Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	53,864,374
Foreign currency	(3,141)
Accumulated net realized gain (loss)	4,869,007
Paid-in capital	153,544,671
Net assets, at value	$ 212,274,911
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($41,916,793 ÷ 1,732,328 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.20
Maximum offering price per share (100 ÷ 94.25 of $24.20)	$ 25.68

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,293,591 ÷ 279,217 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 22.54

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,428,966 ÷ 416,650 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 22.63
Class S Net Asset Value, offering and redemption price(a) per share ($148,072,167 ÷ 5,994,052 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.70
Institutional Class Net Asset Value, offering and redemption price(a) per share ($6,563,394 ÷ 261,739 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 25.08
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $122,738)	$ 2,358,870
Interest	5,300
Interest — Cash Management QP Trust	135,117
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	231,565
Total Income	2,730,852
Expenses: Management fee	1,680,220
Services to shareholders	605,177
Administration fee	219,637
Custodian fee	18,107
Distribution and service fees	275,640
Professional fees	94,242
Trustees' fees and expenses	10,762
Reports to shareholders	104,599
Registration fees	63,151
Other	31,052
Total expenses before expense reductions	3,102,587
Expense reductions	(25,140)
Total expenses after expense reductions	3,077,447
Net investment income (loss)	(346,595)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	12,107,942
Foreign currency	200,833
12,308,775
Change in net unrealized appreciation (depreciation) on: Investments	(16,806,682)
Foreign currency	3,893
(16,802,789)
Net gain (loss)	(4,494,014)
Net increase (decrease) in net assets resulting from operations	$ (4,840,609)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ (346,595)	$ (763,847)
Net realized gain (loss)	12,308,775	21,766,576
Change in net unrealized appreciation (depreciation)	(16,802,789)	20,895,381
Net increase (decrease) in net assets resulting from operations	(4,840,609)	41,898,110
Distributions to shareholders from: Net realized gains: Class A	(3,735,093)	(1,765,917)
Class B	(812,843)	(644,522)
Class C	(892,742)	(444,915)
Class S	(14,058,077)	(7,741,312)
Class I	(662,564)	(129,251)
Total distributions	(20,161,319)	(10,725,917)
Fund share transactions: Proceeds from shares sold	35,427,858	26,761,935
Reinvestment of distributions	19,217,152	10,273,184
Cost of shares redeemed	(47,764,780)	(63,950,645)
Redemption fees	7,095	6,562
Net increase (decrease) in net assets from Fund share transactions	6,887,325	(26,908,964)
Increase (decrease) in net assets	(18,114,603)	4,263,229
Net assets at beginning of period	230,389,514	226,126,285
Net assets at end of period	$ 212,274,911	$ 230,389,514

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 27.14	$ 23.70	$ 22.69	$ 21.77	$ 17.97
Income (loss) from investment operations: Net investment income (loss)[a]	(.08)	(.11)[d,e]	(.22)	(.20)	(.18)
Net realized and unrealized gain (loss)	(.38)	4.79	1.23	1.12	3.98
Total from investment operations	(.46)	4.68	1.01	.92	3.80
Less distributions from: Net realized gains	(2.48)	(1.24)	—	—	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 24.20	$ 27.14	$ 23.70	$ 22.69	$ 21.77
Total Return (%)[b]	(2.17)[c]	20.29[d]	4.45	4.23	21.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	39	37	35	40
Ratio of expenses before expense reductions (%)	1.56	1.56	1.63	1.53	1.59
Ratio of expenses after expense reductions (%)	1.56	1.56	1.63	1.53	1.59
Ratio of net investment income (loss) (%)	(.31)	(.45)[d,e]	(.90)	(.95)	(.91)
Portfolio turnover rate (%)	27	31	56	61	62
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.
* Amount is less than $.005.

Class B Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 25.64	$ 22.63	$ 21.84	$ 21.15	$ 17.60
Income (loss) from investment operations: Net investment income (loss)[a]	(.25)	(.30)[d,e]	(.40)	(.37)	(.34)
Net realized and unrealized gain (loss)	(.37)	4.55	1.19	1.06	3.89
Total from investment operations	(.62)	4.25	.79	.69	3.55
Less distributions from: Net realized gains	(2.48)	(1.24)	—	—	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 22.54	$ 25.64	$ 22.63	$ 21.84	$ 21.15
Total Return (%)[b,c]	(2.96)	19.33[d]	3.62	3.26	20.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	12	13	15	16
Ratio of expenses before expense reductions (%)	2.41	2.42	2.47	2.43	2.43
Ratio of expenses after expense reductions (%)	2.35	2.34	2.47	2.40	2.42
Ratio of net investment income (loss) (%)	(1.11)	(1.24)[d,e]	(1.74)	(1.82)	(1.74)
Portfolio turnover rate (%)	27	31	56	61	62
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.
* Amount is less than $.005.

Class C Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 25.72	$ 22.68	$ 21.88	$ 21.17	$ 17.62
Income (loss) from investment operations: Net investment income (loss)[a]	(.23)	(.29)[c,d]	(.38)	(.37)	(.34)
Net realized and unrealized gain (loss)	(.38)	4.57	1.18	1.08	3.89
Total from investment operations	(.61)	4.28	.80	.71	3.55
Less distributions from: Net realized gains	(2.48)	(1.24)	—	—	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 22.63	$ 25.72	$ 22.68	$ 21.88	$ 21.17
Total Return (%)[b]	(2.91)	19.42[c]	3.66	3.35	20.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	9	8	7	7
Ratio of expenses (%)	2.29	2.31	2.39	2.36	2.41
Ratio of net investment income (loss) (%)	(1.04)	(1.19)[c,d]	(1.66)	(1.78)	(1.73)
Portfolio turnover rate (%)	27	31	56	61	62
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.04% lower.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.
* Amount is less than $.005.

Class S Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 27.58	$ 24.01	$ 22.93	$ 21.96	$ 18.09
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	(.05)[c,d]	(.16)	(.16)	(.15)
Net realized and unrealized gain (loss)	(.39)	4.86	1.24	1.13	4.02
Total from investment operations	(.40)	4.81	1.08	.97	3.87
Less distributions from: Net realized gains	(2.48)	(1.24)	—	—	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 24.70	$ 27.58	$ 24.01	$ 22.93	$ 21.96
Total Return (%)	(1.91)[b]	20.57[b,c]	4.71	4.42	21.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	148	165	129	139	150
Ratio of expenses before expense reductions (%)	1.28	1.34	1.39	1.33	1.39
Ratio of expenses after expense reductions (%)	1.27	1.32	1.39	1.33	1.39
Ratio of net investment income (loss) (%)	(.03)	(.21)[c,d]	(.66)	(.75)	(.71)
Portfolio turnover rate (%)	27	31	56	61	62
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.
* Amount is less than $.005.

Institutional Class Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 27.90	$ 24.22	$ 23.10	$ 22.12	$ 18.19
Income (loss) from investment operations: Net investment income (loss)[a]	.05	.04c,d*	(.12)	(.14)	(.11)
Net realized and unrealized gain (loss)	(.39)	4.88	1.24	1.12	4.04
Total from investment operations	(.34)	4.92	1.12	.98	3.93
Less distributions from: Net realized gains	(2.48)	(1.24)	—	—	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 25.08	$ 27.90	$ 24.22	$ 23.10	$ 22.12
Total Return (%)	(1.71)	20.91[c]	4.85	4.43[b]	21.60[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	6	2.04		.03
Ratio of expenses before expense reductions (%)	1.04	1.09	1.21	1.47	1.27
Ratio of expenses after expense reductions (%)	1.04	1.09	1.21	1.21	1.20
Ratio of net investment income (loss) (%)	.20	.15[c,d]	(.48)	(.63)	(.52)
Portfolio turnover rate (%)	27	31	56	61	62
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.02% lower.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Health Care Fund (the "Fund") is a diversified series of DWS Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of May 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities", an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 3,781,623
Undistributed net long-term capital gains	$ 1,797,061
Unrealized appreciation (depreciation) on investments	$ 53,154,697

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
Distribution Fee	2008	2007
Distributions from ordinary income*	$ 1,056,843	$ —
Distributions from net long-term capital gains	19,104,476	—
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended May 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $58,913,997 and $72,914,206, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.765%
Over $500 million of such net assets	.715%

Accordingly, for the year ended May 31, 2008, the fee pursuant to the investment management agreement was equivalent to an annual effective rate of 0.765% of the Fund's average daily net assets.

For the period from October 1, 2006 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.55%
Class B	2.31%
Class C	2.31%
Class S	1.30%
Institutional Class	1.31%

For the period from October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of Class B shares at 2.38%.

Administration Fee. Pursuant to an Administration Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2008, the Advisor received an Administration Fee of $219,637, of which $17,774 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended May 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2008
Class A	$ 106,579	$ 1,584	$ 34,315
Class B	31,341	4,922	10,714
Class C	22,501	—	6,969
Class S	335,259	13,711	102,595
Institutional Class	462	—	148
	$ 496,142	$ 20,217	$ 154,741

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2008
Class B	$ 64,879	$ 4,287
Class C	69,313	5,946
	$ 134,192	$ 10,233

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2008	Annual Effective Rate
Class A	$ 97,294	$ 16,626.24%
Class B	21,229	2,484.25%
Class C	22,925	3,815.25%
	$ 141,448	$ 22,925

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2008, aggregated $9,901.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2008, the CDSC for Class B and C shares aggregated $17,535 and $975, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2008, DIDI received $11 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $32,293, of which $10,220 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended May 31, 2008, the Fund paid its allocated portion of the retirement benefit of $1,144 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2008, the Fund's custodian fee was reduced by $383 and $3,396, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2008		Year Ended May 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	624,246	$ 15,953,920	428,765	$ 10,751,702
Class B	46,124	1,094,236	68,709	1,669,603
Class C	133,263	3,202,397	73,083	1,769,241
Class AARP*	—	—	7,330	174,587
Class S	514,635	13,457,305	379,122	9,727,723
Institutional Class	62,158	1,720,000	104,423	2,669,079
		$ 35,427,858		$ 26,761,935
Shares issued to shareholders in reinvestment of distributions
Class A	134,367	$ 3,430,542	67,248	$ 1,653,647
Class B	30,507	728,503	25,154	586,683
Class C	33,277	797,306	17,748	415,121
Class S	522,399	13,598,237	299,899	7,488,482
Institutional Class	25,097	662,564	5,123	129,251
		$ 19,217,152		$ 10,273,184
Shares redeemed
Class A	(460,076)	$ (11,713,083)	(634,532)	$ (16,008,333)
Class B	(255,825)	(6,197,261)	(205,890)	(4,939,588)
Class C	(108,680)	(2,575,675)	(99,933)	(2,392,488)
Class AARP*	—	—	(52,706)	(1,251,930)
Class S	(1,015,063)	(26,472,459)	(1,542,927)	(39,338,389)
Institutional Class	(32,577)	(806,302)	(779)	(19,917)
		$ (47,764,780)		$ (63,950,645)
Shares converted*
Class AARP	—	$ —	(1,481,213)	$ (34,935,892)
Class S	—	—	1,480,962	34,935,892
		$ —		$ —
Redemption fees		$ 7,095		$ 6,562
Net increase (decrease)
Class A	298,537	$ 7,677,943	(138,519)	$ (3,600,248)
Class B	(179,194)	(4,374,518)	(112,027)	(2,681,813)
Class C	57,860	1,424,031	(9,102)	(207,892)
Class AARP*	—	—	(1,526,589)	(36,013,160)
Class S	21,971	583,607	617,056	12,815,736
Institutional Class	54,678	1,576,262	108,767	2,778,413
		$ 6,887,325		$ (26,908,964)
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Securities Trust and Shareholders of DWS Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Health Care Fund (the "Fund") at May 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 22, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The fund paid distributions of $2.35 per share from net long-term capital gains during its year ended May 31, 2008, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $7,827,200 as capital gain dividends for its year ended May 31, 2008, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended May 31, 2008, qualified for the dividends received deduction.

For federal Income tax purposes, the designates $2,730,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	131
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present).	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the funds.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SUHAX	SUHBX	SUHCX	SCHLX	SUHIX
CUSIP Number	23337G 100	23337G 209	23337G 308	23337G 506	23337G 605
Fund Number	452	652	752	2352	1452

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, May 31, 2008, DWS Health Care Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HEALTH CARE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$55,625	$0	$0	$0
2007	$57,500	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$21,500	$25,000	$0
2007	$192,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$25,000	$600,000	$625,000
2007	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Health Care Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Health Care Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2008